                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549



                                   FORM 8-K



                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) November 17, 1998
                                                 -----------------

                                CENTOCOR, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

       Pennsylvania                 0-11103                 23-2117202
  -------------------         ----------------          ------------------
    (State or other           (Commission file             (IRS Employer
    jurisdiction of                number)              Identification No.)
     incorporation)

 200 Great Valley Parkway, Malvern, Pennsylvania           19355
------------------------------------------------         ----------
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code (610) 651-6000
                                                   --------------

                                Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

     On November 17, 1998, Registrant consummated the sale of its in vitro
                                                                  -- -----
diagnostic oncology business (the "Business"), which includes immunoassays using monoclonal antibody technology that aids in the detection and monitoring of tumor-associated antigens, to Fujirebio Inc., a Japanese corporation, pursuant to the terms of a Stock and Asset Purchase Agreement (the "Acquisition Agreement") dated October 30, 1998 by and among Registrant, CDP Investments, Inc., CDP Holdings Corp. (each an indirect wholly owned subsidiary of Registrant), Fujirebio Inc. and Fujirebio America Inc. (a wholly owned subsidiary of Fujirebio Inc.).

     To effectuate the sale in accordance with the Acquisition Agreement, Fujirebio America Inc. purchased all of the capital stock of Centocor Diagnostics of Pennsylvania, Inc., the operating company engaged in the Business, from CDP Investments, Inc. In addition, Fujirebio Inc. and Fujirebio America Inc. purchased certain intellectual property and other intangible assets relating to the Business from CDP Holdings Corp. In connection with the sale transaction, Registrant agreed to terminate its rights under a license agreement that are related to the Business to enable Fujirebio Inc. to directly license such rights (the "Termination Covenant") and agreed not to engage in certain activities that would compete with the Business for a period of three years following closing (the "Competition Covenant").

     The consideration for the sale of the Business, the Termination Covenant and the Competition Covenant was $37.5 million in cash. The final sale price is subject to a post-closing adjustment, based on the audited net assets of the Business as of November 17, 1998. Registrant determined the consideration based on negotiations with Fujirebio Inc. and Registrant's determination of the fair market value of the Business as a going concern, the Termination Covenant and the Competition Covenant.

Item 7.   Pro Forma Financial Information and Exhibits
          --------------------------------------------

     (a)  Financial Statements of Businesses Acquired
          -------------------------------------------

          Not Applicable

     (b)  Pro Forma Financial Information
          -------------------------------

          The following lists the pro forma financial information filed herewith:

          Pro Forma Condensed Consolidated Statements of Operations Data for the nine months ended September 30, 1998 and the year ended December 31, 1997

          Pro Forma Condensed Consolidated Balance Sheet as of September 30,
          1998

     (c)  Exhibits
          --------

     The following exhibits are filed herewith:

     Exhibit No.                  Document
     -----------                  --------

        *2.1 Stock and Asset Purchase Agreement dated as of October 30, 1998 by and among Centocor, Inc., CDP Investments, Inc., CDP Holdings Corp., Fujirebio Inc. and Fujirebio America Inc. (the exhibits and schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided supplementally to the Commission upon its request).

* Portions of this Exhibit have been redacted pursuant to Registrant's Request for Confidential Treatment pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934.

                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CENTOCOR, INC.
                                    Registrant



Dated:  December 2, 1998            By:  /s/ George D. Hobbs
                                       -------------------------------------
                                       George D. Hobbs, Vice President,
                                       Corporate Counsel and Secretary

                Unaudited Pro Forma Consolidated Financial Data


        The following unaudited pro forma condensed consolidated financial data has been derived by the application of pro forma adjustments to the historical financial statements of Centocor, Inc. ("Centocor" or "the Company" ) for the nine months ended September 30, 1998 and the year ended December 31, 1997. The unaudited pro forma condensed consolidated statements of operations data assume that the sale of the Company's in vitro diagnostic oncology business ("the Transaction") occurred as of the beginning of the year ended December 31, 1997. The unaudited pro forma condensed consolidated balance sheet data as of September 30, 1998 assumes the Transaction occurred on that date.

        The pro forma adjustments are based upon certain historical unaudited financial information of the in vitro diagnostic oncology business and on certain Company estimates of expenses it would not have incurred had the Transaction occurred as of the beginning of the year ended December 31, 1997. The unaudited pro forma condensed consolidated statements of operations data exclude the effects of an after tax gain of approximately $15,000,000 as a result of the Transaction.

        The unaudited pro forma condensed consolidated financial data is subject to numerous assumptions and estimates that are subject to change and, in many cases, are beyond the control of the Company. The unaudited pro forma condensed consolidated financial data does not purport to represent what the Company's financial results would have been had the Transaction occurred as of the date indicated or what actual results will be for any future periods.

                                CENTOCOR, INC.
        PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS DATA
                (unaudited, in thousands except per share data)


                                                       For the nine months ended September 30, 1998
                                                  -----------------------------------------------------
                                                     Historical                    Pro forma
                                                   Centocor, Inc.      Adjustments (1)     As Adjusted
                                                  -----------------   -----------------   -------------
   Revenues:
      Sales                                               $213,987            ($20,950)       $193,037
      Contracts                                             21,429              (1,429)         20,000
                                                  -----------------   -----------------   -------------
                                                           235,416             (22,379)        213,037

   Costs and Expenses:
      Cost of sales                                         77,403              (9,483)         67,920
      Research and development                              48,689              (2,974)         45,715
      Marketing, general and administrative                 78,098              (5,393)         72,705
      Special charges                                      145,405              (5,967)(2)     139,438
                                                  -----------------   -----------------   -------------
                                                           349,595             (23,817)        325,778

   Other income (expenses):
      Interest income                                       11,157                   -          11,157
      Interest expense                                     (14,136)                  -         (14,136)
      Gain on sale of investment                             6,931              (6,931)(3)           -
      Litigation charges                                    (4,730)                  -          (4,730)
      Other                                                   (718)                  -            (718)
                                                  -----------------   -----------------   -------------
                                                            (1,496)             (6,931)         (8,427)
                                                  -----------------   -----------------   -------------

   Income (loss) before provision for income taxes       ($115,675)            ($5,493)      ($121,168)

      Provision for income taxes                             1,865                (385)(4)       1,480
                                                  -----------------   -----------------   -------------
   Net Income (loss)                                     ($117,540)            ($5,108)      ($122,648)
                                                  =================   =================   =============
   Basic earnings (loss) per share                          ($1.67)                             ($1.74)

   Diluted earnings (loss) per share                        ($1.67)                             ($1.74)

   Weighted average common shares outstanding               70,357                              70,357

   Weighted average common and dilutive equivalent          70,357                              70,357
     shares outstanding

         Notes:
      1) Amounts reflect the operating results of the in vitro diagnostics oncology business for the nine months ended September 30, 1998.
      2) Special charges - restructuring charge consisting of severance and asset impairments incurred in the first quarter of 1998.
      3) Gain on sale of investment - sale of an equity investment in ChromaVision Medical Systems Inc. in the first quarter of 1998.
      4) Provision for income taxes - Based upon an effective tax rate of 7% for the nine months ended September 30,1998.

                                CENTOCOR, INC.
        PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS DATA
                (unaudited, in thousands except per share data)


                                                             For the year ended December 31, 1997
                                                   -------------------------------------------------------
                                                       Historical                     Pro forma
                                                     Centocor, Inc.      Adjustments (1)      As Adjusted
                                                   ------------------   ------------------   -------------
   Revenues:
      Sales                                                 $196,354             ($31,358)       $164,996
      Contracts                                                4,430               (4,035)            395
                                                   ------------------   ------------------   -------------
                                                             200,784              (35,393)        165,391

   Costs and Expenses:
      Cost of sales                                           77,958              (11,109)         66,849
      Research and development                                68,623               (6,819)         61,804
      Marketing, general and administrative                   40,917              (10,776)         30,141
                                                   ------------------   ------------------   -------------
                                                             187,498              (28,704)        158,794

   Other income (expenses):
      Interest income                                          9,607                  (93)          9,514
      Interest expense                                        (3,938)                   -          (3,938)
      Loss on sale of facility and related business           (4,565)                   -          (4,565)
      Other                                                   (3,260)                 879 (2)      (2,381)
                                                   ------------------   ------------------   -------------
                                                              (2,156)                 786          (1,370)
                                                   ------------------   ------------------   -------------

   Net Income (loss)                                         $11,130              ($5,903)         $5,227
                                                   ==================   ==================   =============

   Basic earnings per share                                    $0.16                                $0.07

   Diluted earnings per share                                  $0.16                                $0.07

   Weighted average common shares outstanding                 69,809                               69,809

   Weighted average common and dilutive equivalent
     shares outstanding                                       71,770                               71,770


       Notes:
   1) Amounts reflect the operating results of the in vitro diagnostics oncology business for the year ended December 31, 1997.
   2) Other - expenses related to a planned initial public offering, which was not completed.

                                CENTOCOR, INC.
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                (unaudited, in thousands except per share data)


                                                     As of September 30, 1998

                                       ---------------------------------------------------------
                                        Historical                        Pro forma
                                       Centocor, Inc.        Adjustments (1)        As Adjusted
                                       -------------         -------------         -------------
   ASSETS

   Current assets
      Cash and cash equivalents             $82,183               $36,456              $118,639
      Short-term investments                116,974                     -               116,974
      Accounts and contracts receivable      81,539                (5,918)               75,621
      Interest receivable                       761                     -                   761
      Inventory                              41,442                (5,521)               35,921
      Other current assets                    2,871                  (427)                2,444
                                       -------------         -------------         -------------
                                            325,770                24,590               350,360

   Property, plant and equipment (net):     132,605                (1,215)              131,390

   Long-term investments                     21,649                     -                21,649

   Intangible and other assets              252,796                (3,620)              249,176
                                       -------------         -------------         -------------

   TOTAL ASSETS                            $732,820               $19,755              $752,575
                                       =============         =============         =============

   LIABILITIES  AND  SHAREHOLDERS'  EQUITY

   Current liabilities
      Accounts payable                      $17,323                 ($331)              $16,992
      Accrued expenses                       82,795                (3,739)               79,056
      Notes payable                           6,316                     -                 6,316
      Other current liabilities              20,446                     -                20,446
                                       -------------         -------------         -------------
                                            126,880                (4,070)              122,810

   Long-term debt                           460,000                     -               460,000

   Other liabilities                          2,754                 1,514                 4,268

   Shareholders' equity                     143,186                22,311               165,497
                                       -------------         -------------         -------------

   TOTAL LIABILITIES AND
     SHAREHOLDERS' EQUITY                  $732,820               $19,755              $752,575
                                       =============         =============         =============

         Notes:
      1) Represents the assets and liabilities of the in vitro diagnostics oncology business as of September 30, 1998.